TEMPLETON FOREIGN FUND

                SUPPLEMENT TO THE CLASS I AND CLASS II PROSPECTUS
                        Prospectus dated January 1, 1997


I. As of January 1, 1997 the Fund offers a third class of shares, designated "Advisor Class" shares. This prospectus describes the Class I and Class II shares of the Fund. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors. Additional classes and series of shares may be offered in the future.

II. The discussion under "WHO MANAGES THE FUND? - PORTFOLIO MANAGEMENT" is amended by replacing the first paragraph with the following text:

       The lead portfolio manager of the Fund since 1987 is Mark G. Holowesko. Mr. Holowesko is president of TGAL. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a director and founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization, Mr. Holowesko worked with Roy West Trust Corporation (Bahamas) Limited as an investment analyst. His duties at Roy West included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for TGAL and managing several mutual funds.

III. The discussion under "HOW DO I BUY SHARES? - CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY" is amended by replacing it with the following text:

       To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

IV. The description of the Fund's investment manager under "USEFUL TERMS AND DEFINITIONS" is amended by replacing it with the following text:

       TGAL - Templeton Global Advisors Limited, the Fund's investment manager, is located in Lyford Cay, Nassau, Bahamas.



January 16, 1997                                        TL104 STKR5 01/97